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                                                                   Exhibit 10.12

                           FIRST FEDERAL LINCOLN BANK
                              AMENDED AND RESTATED
                         CONSULTATION PLAN FOR DIRECTORS

                                    FOREWORD

First Federal Lincoln Bank ("Bank") hereby approves and adopts the First Federal Lincoln Bank Amended and Restated Consultation Plan for Directors ("Plan") effective January 1, 2001.

The Plan is intended to promote the interests of the Bank by providing: (i) an added incentive to continue service to the Bank, (ii) for the continued advice of retiring members of its Board of Directors and, (iii) such eligible Directors with retirement income.

This Plan, upon its effective date hereby amends, restates and supersedes all prior plans of the Bank purporting to grant benefits of a similar nature to its present or retiring Directors, and specifically supersedes and replaces Board Resolution BD 92-11-32.

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                                    SECTION 1
                                   DEFINITIONS

As used herein, the following terms shall have the following respective meanings, unless a different meaning is required by the context:

1.1    "Bank" means First Federal Lincoln Bank.
        ----

1.2    "Beneficiary" means the one person designated by the Participant on the
        -----------
       Beneficiary designation form to receive benefits, if any, to which the Participant was entitled at the time of the Participant's death. If there is no valid Beneficiary designation form on file at the time of the Participant's death, the participant's Spouse shall be the Beneficiary, if living.

1.3    "Board of Directors" means the Board of Directors of the Bank.
        ------------------

1.4 "Chairman" means any member of the Board of Directors who was formally elected and served the Board of Directors of the Bank as its Chairman for at least three (3) years of Service.

1.5    "Change of Control" means an event of a nature that results in a Change
        -----------------
       of Control of the Bank or a Holding Company within the meaning of the Home Owner's Loan Act of 1933, as amended, and the regulations promulgated by the OTS, as in effect on the date hereof.

1.6    "Code" mean the Internal Revenue Code of 1986, as amended.
        ----

1.7    "Committee" means the Committee designated by the Board of Directors
        ---------
       to administer the Plan pursuant to Section 5.

1.8    "Director" means a member of the Board of Directors.
        --------

1.9    "Effective Date" means January 1, 2001.
        --------------

1.10   "Participant" means a Director or former Director who participates in
        -----------
       the Plan pursuant Section 2.

1.11   "Plan" means the First Federal Lincoln Bank Amended and Restated
        ----
       Consultation Plan for Directors as herein set forth, and as may be amended from time to time.

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1.12   "Retirement Date" means the date on which the Participant actually
        ---------------
       retires from Service.

1.13   "Service" means membership on the Board of Directors as a Director,
        -------
       including membership on the Board of Directors as a Director prior to the Effective Date.

1.14   "Spouse" means the spouse of a Participant at the Participant's date of
        ------
       death.

Except where otherwise clearly indicated by the context, any masculine terminology used herein shall include the feminine and vice versa and the definition of any term herein in the singular shall include the plural and vice versa.

                                    SECTION 2
                                  PARTICIPATION

2.1    Commencement of Participation.
       -----------------------------

       On and after the Effective Date, all Directors shall become Participants in the Plan. Participation shall begin immediately on the earlier of the Effective Date or the commencement of the individual's Service as a Director.

2.2    Continuation of Participation.
       -----------------------------

       A Director who has become a Participant shall continue as a Participant as long as he or she continues to be a Director or is entitled to benefits under the Plan.

SECTION 3

                               RETIREMENT BENEFITS

3.1    Entitlement to Benefits.
       -----------------------

       (a)   A Participant who:

             (i)      has attained age 65; and
             (ii)     has ten (10) or more years of Service; and
             (iii) executes a consulting agreement within 30 days after the Participant's Retirement Date pursuant to which the Participant agrees to provide consulting services to the Bank as requested from time to time by the Board of Directors, not to exceed four (4) days each month; and

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             (iv)  continues to provide the services agreed to in such
                   consulting agreement, unless relieved of such services through the judgment of the Board of Directors under Section
                   4.2 of the Plan.

             shall have a vested right to receive retirement benefits under the Plan.

       (b) Notwithstanding the requirements of Section 3.1(a), a Director who terminates service because of death, disability or a Change in Control while actively serving as a member of the Board of Directors and has completed five (5) or more years of service as a Director, shall have a vested right to receive retirement benefits determined under Section 3.2.

       (c) Notwithstanding the foregoing, no benefits may be paid to a Participant if a cease and desist order has been entered by the Office of Thrift Supervision ("OTS") requiring the Participant to cease participating in the affairs of the Bank.

3.2    Amount of Benefits.
       ------------------
       The annual benefit payable to a Participant shall be equal to an average of the annual monthly Board fees and yearly retainer, if any, for the last three (3) years of Service prior to the Retirement Date, as reduced each year by the following percentage:

                     Reducing
                Retirement Benefit                  Percent of Remuneration
                ------------------                  -----------------------
                    Year 1                                      100%
                    Year 2                                       80%
                    Year 3                                       60%
                    Year 4                                       40%
                    Year 5                                       20%

3.3    Extra Chairman Benefits. An additional benefit in the same amount as
       -----------------------
       paid to retired Participants shall be paid to any Participant who also served as a Chairman, as defined in Section 1. This benefit is paid to a retired Chairman in addition to the Benefits paid as a retired Participant.

3.4    Duration of Benefits.
       --------------------
       Retirement benefits determined under Section 3.2 shall be paid monthly, in installments of 1/12th the annual amount, commencing on the Participant's Retirement Date for a maximum of five (5) years.

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3.5    Death Benefit.
       -------------

       If a Participant dies: (i) after the Participant's Retirement Date, but while still a Participant in this Plan and prior to receiving five years of Benefit participation under the Plan, or (ii) while serving as a Director who meets the requirements of Section 3.1(b), any remaining unpaid benefits shall be paid to the Participant's Beneficiary in monthly installments. If a Participant's Beneficiary should die prior to receiving all of the benefits to which he or she otherwise would have been entitled under this Section 3.5, no remaining benefits shall be paid and the Bank shall be discharged of all further obligations of any kind.

3.6    Suspension of Benefits.
       ----------------------

       Notwithstanding the foregoing, no payments or portions thereof shall be made under this Plan if such payment or portion thereof would result in the Bank failing to meet its minimum capital requirements. Any payments or portions thereof which have been suspended shall remain suspended until such time as their payment would not result in a failure to meet the Bank's minimum capital requirements. Any portion of benefit payments which have not been suspended will be paid on an equitable basis, pro rata based upon amounts due each Participant or Beneficiary, among all eligible Participants and Beneficiaries.

3.7    Unfunded Plan.
       -------------

       The Plan is intended to constitute an "unfunded" plan for the payment of deferred compensation. With respect to any payments not yet made to a Participant, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Bank. In its sole discretion, the Board of Directors may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan.

                                    SECTION 4
                                  MISCELLANEOUS

4.1    Restriction Against Assignment.
       ------------------------------

       It is a condition of the Plan, and all rights of each Participant shall be subject thereto, that no right or interest of any Participant in the Plan and no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any action by way of anticipating, alienating, selling, transferring, assigning, pledging, encumbering, or charging the same shall be void

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       and of no effect; nor shall any such right, interest or benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such right, interest or benefit, except as specifically provided in this Plan.

4.2    Payments in the Event of Incompetence.
       -------------------------------------

       If any person entitled to receive any benefits hereunder is, in the judgment of the Committee, legally, physically, or mentally incapable of personally receiving and receipting for any distribution, the Committee may direct that any distribution due such person, unless claim has been made therefor by a duly appointed legal representative, be made to his or her spouse, children or other dependents, or to a person with whom he or she resides, and any other distribution so made shall be a complete discharge of the liabilities of the Plan.

4.3    No Right to Continue as Director.
       --------------------------------

       The establishment of the Plan shall not be construed as conferring any rights upon any Director for continuation of service as a Director, nor shall it be construed as limiting in any way the right of the Bank to treat him without regard to the effect which such treatment might have upon him as a Participant under the Plan.

4.4    Discharge of Plan Obligations.
       -----------------------------

       The determination of the Committee as to the identity of the proper payee of any benefit payment and the amount properly payable shall be conclusive, and payments in accordance with such determination shall constitute a complete discharge of all obligations on account thereof.

                                    SECTION 5
                           ADMINISTRATION OF THE PLAN

5.1    Administration of the Plan.
       --------------------------

       Administration of the Plan shall be the responsibility of the Committee.

5.2    Responsibility of Committee.
       ---------------------------

       The Committee shall be responsible for the administration, operation and interpretation of the Plan. The Committee shall establish rules from time to time for the transaction of its business. It shall have the exclusive right to interpret the Plan and to decide any and all matters arising thereunder or in connection with the administration of the Plan, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to

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       discriminate in favor of any person or class of person. Such decisions, actions and records of the Committee shall be conclusive and binding upon the Bank and all persons having or claiming to have any right or interest in or under the Plan.

5.3    Claims Procedure.
       ----------------

       In the event that any Participant or other payee claims to be entitled to a benefit under the Plan, and the Committee determines that such claim should be denied in whole or in part, the Committee shall, in writing, notify such claimant within 90 days of receipt of such claim that his or her claim has been denied, setting forth the specific reasons for such denial. Such notification shall be written in a manner reasonably expected to be understood by such Participant or other payee and shall set forth the pertinent sections of the Plan relied on, and where appropriate, an explanation of how the claimant can obtain review of such denial. Within 60 days after receipt of such notice, such claimant may request, by mailing or delivery of written notice to the Committee, a review by the Committee of the decision denying the claim. If the claimant fails to request such a review within such 60 day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim by the Committee is correct. If such claimant requests a review within such 60 day period, the Participant or other payee shall have 30 days after filing a request for review to submit additional written material in support of the claim. Within 60 days after the later of its receipt of the request for review or the request to submit additional written material, the Committee shall determine whether such denial of the claim was correct and shall notify such claimant in writing of its determination. If such determination is favorable to the claimant, it shall be binding and conclusive. If such determination is adverse to such claimant, it shall be binding and conclusive unless the claimant notifies the Committee within 90 days after the mailing or delivery to him or her by the Committee of its determination, that the claimant intends to institute legal proceedings challenging the determination of the Committee, and actually institutes such legal proceedings within 180 days after such mailing or delivery.

5.4    Limitation on Liability.
       -----------------------

       The Committee shall not be liable for any act or omission on its part, excepting only its own willful misconduct or gross negligence or except as otherwise expressly provided by applicable law. To the extent permitted by applicable law, and not otherwise covered by insurance, the Bank shall indemnify and save harmless the Committee members against any and all claims, demands, suits or proceedings in connection with the Plan that may be brought by Participants or by any other person, corporation, entity, government or agency thereof; provided, however that such indemnification shall not apply with respect to acts

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       or omissions of willful misconduct or gross negligence. The Board of
       Directors, at the expense of the Bank, may settle such claim or demand asserted, or suit or proceedings brought, against the Committee when such settlement appears to be in the best interest of the Bank.

5.5    Agent for Service of Process.
       ----------------------------

       The Committee or such other person as may from time to time be designated by the Committee shall be the agent for service of process under the Plan.

                                    SECTION 6
                              AMENDMENT OF THE PLAN

6.1    Plan Amendments.
       ---------------

       This Plan may be wholly or partially amended or otherwise modified at any time by the Board of Directors, provided, however, that no amendment or modification shall have any retroactive effect so as to deprive any person of any benefit already accrued without the consent of such person.

                                    SECTION 7
                           DISCONTINUANCE OF THE PLAN

7.1    Termination of Plan.
       -------------------

       The Plan may be terminated at any time by the Board of Directors by written notice to the Committee at the time acting hereunder. In the event of the termination of the Plan, Participants with a vested right under Section 3.1 of the Plan shall continue to receive benefits as described herein under all the terms of this Plan. No person who at the time of the termination of this Plan does not then have a fully vested right or who is otherwise ineligible for payment of benefits shall receive any benefit under this Plan.

                                    SECTION 8
                            CONSTRUCTION OF THE PLAN

8.1    Construction of the Plan.
       ------------------------

       The validity of the Plan or any of the provisions thereof shall be determined under and shall be construed according to the laws of the State of Nebraska.

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8.2    Headings.
       --------

       Headings or titles to sections or paragraphs in this document are for convenience of reference only and are not part of the Plan for any other purposes.

8.3    Supersede Prior Plans. Upon the Effective Date of the Plan, all prior
       ---------------------
       plans or arrangements are hereby amended, restated and superseded by this Plan, and the Plan specifically supersedes and replaces Board Resolution BR 92-11-32.

IN WITNESS WHEREOF, and as evidence of the adoption of the Plan by the Bank, it has caused the same to be signed by its officer duly authorized, and its corporate seal to be affixed this 22/nd/ day of December, 2000.



ATTEST:                                   FIRST FEDERAL LINCOLN BANK



 /s/ Judith A. Klinkman                   By: /s/ Gilbert G. Lundstrom
---------------------------------            -----------------------------------
Secretary

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                           FIRST FEDERAL LINCOLN BANK
                         CONSULTATION PLAN FOR DIRECTORS


                           DESIGNATION OF BENEFICIARY

I hereby designate the one following named beneficiary to receive from the Consultation Plan For Directors of First Federal Lincoln Bank any amounts payable pursuant to said Plan by reason of my death:

     Beneficiary

_________________________________
Name


________________________________________________________________________________
Address                    Street                   City             State


_________________________________                ___________________________
Social Security Number                           Date of Birth

Further, that it shall be the responsibility of said beneficiary to notify the Corporate Secretary at the home office of the Bank of any change in address.

Further, unless I have a Designation of Beneficiary in effect at the time an amount becomes payable to a Beneficiary, that amount will be paid in accordance with Section 1.2 of the Plan.

Further, that upon the death of the Beneficiary, no remaining benefits will be paid.


                                                 ____________________________
                                                 Director

                                                 ____________________________
                                                 Social Security Number

Date Accepted ___________________


By:______________________________

Title:___________________________